UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2024

CYBER APP SOLUTIONS CORP.

(Exact name of Registrant as Specified in Its Charter)

Nevada	333-254676	98-1585090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Bering Drive Suite 875
Houston, Texas	77057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 713 400-2987

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYRB	OTC Pink Open Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of December 18, 2024, the Board appointed Terrence Martell as a director to the Board, with a term expiring at the Company’s annual meeting of the stockholders in 2025. Mr. Martell’s appointment expands the size of the Board to six directors.

Mr. Martell is a Saxe Distinguished Professor of Finance at Baruch College/CUNY, bringing a significant base of finance and corporate governance expertise to the Board. Concurrently, he serves as Chairman of Intercontinental Exchange (“ICE”) Clear US - the US clearing house for ICE’s futures and options trading - as well as a Director of ICE Clear Credit and Vice Chair of ICE Futures U.S. Mr. Martell serves on the Boards of Toronto-listed exploration and production company VVC as well as at Gresham Investment Management LLC and the Tara Emerging Asia Liquid Fund. In addition, he chairs the Audit Committee as a trustee of the PSC/CUNY Welfare Fund, which manages drug and dental benefits for the employees of the City University of New York. Previously, he served as a Trustee of the City University of New York as well as on the Board of Intercontinental Exchange. A resident of Pelham, New York, he served as President of the Pelham School Board and the United Way of Pelham. Mr. Martell received his BA in Economics from Iona University and his Ph.D. in Finance from the Pennsylvania State University.

There are no arrangements or understandings between Mr. Martell, on the one hand, and any other persons, on the other hand, pursuant to which Mr. Martell was selected as a director of the Company. Mr. Martell has no family relationships with any of the Company’s directors or executive officers. Mr. Martell has not been a party to any transactions that would be required to be reported under Item 404(a) of Regulation S-K in this Current Report on Form 8-K.

Mr. Martell will receive the same compensation as the Company’s other non-employee directors as described under “Executive Officer and Director Compensation” in the Company’s proxy statement for the 2024 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 29, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBER APP SOLUTIONS CORP.

Date:	December 26, 2024	By:	/s/ Steven Looper
Steven Looper, Chief Executive Officer and President

2